Exhibit 10.1

PLACEMENT AGENCY AGREEMENT

Prime Number Capital, LLC

27F 12E 49th Street

New York, NY 10017

October 28, 2026

Ladies and Gentlemen:

 This letter (this “Agreement”) constitutes the agreement between Megan Holdings Limited (the “Company,” “we” or “us”) and Prime Number Capital, LLC (the “Placement Agent”), pursuant to which the Placement Agent shall serve as the exclusive placement agent for the Company, on a reasonable best-efforts basis, in connection with the proposed offer and sale by the Company of up to 15,000,000 Class A Ordinary Shares, par value US$0.003 per share (the “Class A Ordinary Shares”). The public offering price of the Class A shares is US$0.50 per share. The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a reasonable best-efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agent to purchase the Securities or ensure the successful placement of the Securities or any portion thereof.

1. Appointment as Exclusive Placement Agent.

On the basis of the representations, warranties, covenants and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Company hereby appoints the Placement Agent as its exclusive placement agent in connection with the offering of the Securities (“Offering”) to be offered and sold by the Company pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), on Form F-1 (File No. 333-299548), and the Placement Agent agrees to act as the Company’s exclusive placement agent. Pursuant to this appointment, the Placement Agent will use its best efforts to arrange for the sale of the Securities by the Company. The Placement Agent is not purchasing or selling any of the Securities offered by the prospectus and is not required to arrange for the purchase or sale of any specific number or dollar amount of Securities. The Company acknowledges that under no circumstances will the Placement Agent be obligated to underwrite or purchase any Securities for its own account. The Placement Agent may engage sub-agents or selected dealers to assist with this Offering. The Placement Agent will solicit offers for the purchase of the Securities in the Offering at such times and in such amounts as the Placement Agent deems advisable. The Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. The Company and the Placement Agent shall negotiate the timing and terms of the Offering and acknowledge that the Offering and the provision of the services related to the Offering are subject to market conditions and the receipt of all required related clearances and approvals.

2. Fees; Expenses; Other Arrangements.

A. Placement Agent’s Fee. As compensation for services rendered, the Company shall pay to the Placement Agent in cash by wire transfer in immediately available funds to an account designated by the Placement Agent an amount equal to six percent (6.0%) of the aggregate gross proceeds raised in this Offering (the “Placement Fee”), together with a non-accountable expense allowance equal to one percent (1.0%) of the gross proceeds received by the Company from this Offering. The Placement Agent may deduct from the net proceeds of this Offering payable to the Company on the Closing Date the Placement Fee and non-accountable expense allowance set forth herein.

B. Offering Expenses. The Company will be responsible for and will pay all expenses relating to the Offering, including, without limitation, (a) all filing fees and expenses relating to the registration of the Securities with the Commission; (b) all FINRA filing fees; (c) all fees and expenses relating to the listing on the Nasdaq Capital Market (the “Exchange”); (d) the costs of all mailing and printing of the documents related to the Offering; (e) transfer and/or stamp taxes, if any, payable upon the transfer of Securities from the Company to Investors; (f) the fees and expenses of the Company’s accountants; (g) the Placement Agent’s reasonable, documented, out-of-pocket travel and due diligence expenses actually incurred in connection with the Offering; and (h) the reasonable, documented fees and expenses of the Placement Agent’s counsel actually incurred in connection with the Offering; provided that the aggregate amount of reimbursable expenses set forth in subsections (g)-(h) shall not exceed $100,000 if the Offering closes. The Placement Agent shall provide reasonably detailed invoices and supporting documentation for all expenses for which reimbursement is sought, and any advances or amounts previously reimbursed shall be credited against the applicable cap. The Placement Agent may deduct from the net proceeds of the Offering payable to the Company on the Closing Date the documented expenses payable to the Placement Agent under this Section 2.B. If the Offering does not close for any reason, the Company shall reimburse only the reasonable, documented, out-of-pocket accountable expenses actually incurred by the Placement Agent in connection with the Offering, including its counsel’s fees and expenses, in an aggregate amount not exceeding $40,000, inclusive of any advances or amounts previously paid in respect of such expenses. No Placement Fee or non-accountable expense allowance shall be payable in respect of an Offering that does not close, without prejudice to any fee that subsequently becomes payable in accordance with Section 2.D. Any unused expense advances shall be promptly returned to the Company. No expense may be reimbursed more than once.

C. Right of First Refusal. For a period of six (6) months following the Closing Date of this Offering, the Placement Agent shall have an irrevocable right of first refusal to act as lead book-running manager, lead placement agent or lead financial advisor, as applicable, with respect to at least eighty percent (80%) of the economics for any public or private offering of equity, equity-linked or debt securities, or any other financing or capital-raising transaction by the Company or any of its subsidiaries, subject to compliance with FINRA Rule 5110(g)(5)(B). Notwithstanding the foregoing, this right shall apply only to securities offerings and capital-raising transactions for which the Company or the relevant subsidiary seeks lead book-running, placement agency or financial advisory services of the type contemplated by this Agreement. It shall not apply to ordinary-course bank loans or credit facilities, trade finance or trade credit facilities, intra-group funding or transfers, or transactions outside such mandate. The Company shall notify the Placement Agent in writing of a proposed transaction subject to this Section 2.C and the material proposed engagement terms. The Placement Agent shall have three (3) Business Days following receipt of such notice to elect in writing to undertake the proposed role on those terms. If the Placement Agent declines or fails to respond within that period, the Company and its subsidiaries may proceed with that transaction without further obligation to the Placement Agent under this Section 2.C. Any entitlement to compensation under this Section 2.C is subject to the Placement Agent’s actual engagement pursuant to a mutually executed written agreement and actual performance of the services contemplated thereby; no fee shall be payable merely by reason of the existence, waiver or non-exercise of this right. This Section 2.C is subject to Section 5, and no amount shall be payable more than once under this Section 2.C and Section 2.D in respect of the same proceeds.

D. Tail Financing. Subject to Section 5, if, within six (6) months after the termination or expiration of the Placement Agent’s engagement (including termination upon the Closing Date), the Company consummates a public or private offering of securities or other financing or capital-raising transaction with a Tail Investor, the Placement Agent shall be entitled to receive the Placement Fee specified in Section 2.A solely with respect to gross proceeds actually received by the Company from that Tail Investor in such transaction, and only to the extent that the investment results directly from the Placement Agent’s substantive introduction and solicitation efforts during the engagement. A “Tail Investor” means an investor first introduced to the Company by the Placement Agent during the engagement and specifically identified in a written list delivered to the Company within five (5) Business Days after termination or expiration of the engagement. No investor omitted from that timely delivered list shall qualify as a Tail Investor. An investor with whom the Company had a pre-existing relationship or substantive financing discussions before the Placement Agent’s introduction, or whose investment is independently sourced by the Company or another intermediary without reliance upon the Placement Agent’s efforts, shall not qualify as a Tail Investor. Merely contacting or wall-crossing an investor shall not, without a substantive introduction and solicitation resulting in the investment, create any entitlement to a tail fee. No tail fee shall be payable following termination for Cause, and no non-accountable expense allowance shall be payable on a Tail Financing. Any fee otherwise payable under this Section 2.D shall be reduced by any fee paid or payable to the Placement Agent under Section 2.C or another agreement in respect of the same proceeds, so that no duplicate compensation is payable. This Section 2.D is subject to compliance with FINRA Rule 5110(g)(5)(B).

E. The services provided by the Placement Agent hereunder are solely for the benefit of the Company and are not intended to confer any rights upon any persons or entities not a party hereto (including, without limitation, securityholders, employees or creditors of the Company) as against the Placement Agent or its directors, officers, agents and employees.

3. Description of the Offering.

The Securities to be offered directly to various investors (each, an “Investor” or “Purchaser” and, collectively, the “Investors” or the “Purchasers”) pursuant to a Securities Purchase Agreement between the Company and each Investor shall consist of up to 15,000,000 Class A Ordinary Shares at a public offering price of US$0.50 per share, for aggregate gross proceeds of up to US$7,500,000. The Securities offered in this Offering shall consist solely of Class A Ordinary Shares, and no warrants or units shall be issued in connection with this Offering.

4. Delivery and Payment; Closing.

The Company will deliver the Class A Ordinary Shares to the Investors upon closing and receipt of investor funds for the purchase of the Securities offered pursuant to the prospectus. There is no arrangement for funds to be received in escrow, trust or similar arrangement. The Company intends to complete one closing of this Offering, and the Offering will terminate upon the completion of a single closing. Settlement of the Securities purchased by an Investor shall be made as set forth in the Securities Purchase Agreement. On the Closing Date, the Securities to which the Closing relates shall be delivered through such means as the parties to the Securities Purchase Agreement may hereafter agree. The Securities shall be registered in such name or names and in such authorized denominations as set forth in the Securities Purchase Agreement. The term “Business Day” means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

5. Term and Termination of Agreement.

The term of this Agreement will commence upon its execution and will terminate on the earliest of (i) completion of the closing of the Offering, and (ii) earlier termination pursuant to this Section 5. Either party may terminate this Agreement at any time upon ten (10) days’ prior written notice to the other party. The Company may terminate the engagement immediately for Cause upon written notice to the Placement Agent specifying the grounds for termination. “Cause” means (a) a material breach of this Agreement by the Placement Agent, (b) gross negligence, willful misconduct or fraud by the Placement Agent in connection with the engagement, or (c) the Placement Agent’s material failure to provide the services contemplated by this Agreement. Notwithstanding Sections 2, 9, 10, 11 or 19 or any other provision of this Agreement, termination for Cause shall immediately extinguish all tail fee rights under Section 2.D and any unexercised or surviving right of first refusal under Section 2.C, and no termination fee, tail fee or payment in respect of such right of first refusal shall be payable following such termination. Termination shall not affect fees already earned upon a completed closing before termination or reimbursement of expenses properly payable under Section 2.B, subject to its applicable cap, and shall not waive any accrued claim of the Company. Subject to the foregoing and the express periods and conditions applicable to each provision, the provisions concerning confidentiality, indemnification, contribution, advancement, representations and warranties, properly accrued payment and reimbursement obligations, limitation of liability and governing law shall survive expiration or termination. No survival provision shall revive an expired restriction or a right extinguished under this Section 5, extend a stated contractual period, or create an entitlement to an unearned fee.

6. Permitted Acts.

Nothing in this Agreement shall be construed to limit the ability of the Placement Agent, its officers, directors, employees, agents, associated persons and any individual or entity “controlling,” “controlled by,” or “under common control” with the Placement Agent (as those terms are defined in Rule 405 under the Securities Act) to conduct its business including without limitation the ability to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

7. Representations, Warranties and Covenants of the Company.

As of the date and time of the execution of this Agreement, the Closing Date and the Initial Sale Time (as defined herein), the Company (i) makes such representations and warranties to the Placement Agent as the Company makes to the Investors pursuant to the Securities Purchase Agreement, and (ii) further represents, warrants and covenants to the Placement Agent, other than as disclosed in Prospectus (as defined below) or in any of its filings with the Securities and Exchange Commission (the “Commission”) that are incorporated by reference into the Registration Statement (as defined below), that:

A. Registration Matters.

i. The Company has filed with the Commission a registration statement on Form F-1 (File No. 333-299548) including a related prospectus, for the registration of up to 15,000,000 Class A Ordinary Shares to be offered and sold by the Company in the Offering under the Securities Act and the rules and regulations thereunder (the “Securities Act Regulations”). The “Registration Statement,” as of any time, means such registration statement as amended by any post-effective amendments thereto at such time, including the exhibits and any schedules thereto at such time. The prospectus set forth in the Registration Statement in the form first used to confirm sales of the Securities is hereinafter referred to as the “Prospectus,” and the term “Preliminary Prospectus” means any preliminary form of the Prospectus specifically related to the Securities filed with the Commission by the Company with the consent of the Placement Agent.

ii. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder (the “Exchange Act Regulations”), incorporated or deemed to be incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

iii. The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), and (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule I hereto.

iv. The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

v. Any Preliminary Prospectus when filed with the Commission, and the Registration Statement as of each effective date and as of the date hereof, complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects, with the requirements of the Securities Act and the Securities Act Regulations; and the documents incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus complied, and any further documents so incorporated will comply, when filed with the Commission, in all material respects to the requirements of the Exchange Act and Exchange Act Regulations.

vi. The issuance by the Company of the Securities has been registered under the Securities Act. The Securities will be issued pursuant to the Registration Statement and will be freely transferable and freely tradable by each of the Investors without restriction, unless otherwise restricted by applicable law or regulation. The Company is eligible to use Form F-1 under the Securities Act.

B. Stock Exchange Listing. The Class A Ordinary Shares are listed on The Nasdaq Capital Market under the symbol “MGN.”

C. No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

D. Disclosures in Registration Statement.

i. Compliance with Securities Act and 10b-5 Representation.

(a) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The Preliminary Prospectus and the Prospectus, at the time each was or will be filed with the Commission, complied or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The Preliminary Prospectus delivered to the Placement Agent for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(b) None of the Registration Statement, any amendment thereto, or the Preliminary Prospectus, as of 11:00 p.m. (Eastern time) on the date hereof (the “Initial Sale Time”), and at the Closing Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent by the Placement Agent expressly for use in the Registration Statement or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of the Placement Agent consists solely of the following disclosure contained in the “Plan of Distribution” section of the Prospectus: (i) the name of the Placement Agent, and (ii) the information regarding its fees and expenses (the “Placement Agent’s Information”).

(c) The Disclosure Package, as of the Initial Sale Time and at the Closing Date, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, any Preliminary Prospectus, or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Preliminary Prospectus as of the Initial Sale Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent by the Placement Agent expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Placement Agent consists solely of the Placement Agent’s Information; and

(d) Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), or at the Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Placement Agent’s Information.

ii. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Disclosure Package and the Prospectus, and (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

iii. Changes After Dates in Registration Statement.

(a) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company, nor any change or development that, singularly or in the aggregate, would involve a material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

(b) Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not: (i) issued any securities (other than (i) grants under any share compensation plan and (ii) Ordinary Shares issued upon the exercise or conversion of option, warrants or convertible securities described in the Registration Statement, the Disclosure Package and the Prospectus) or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

E. Transactions Affecting Disclosure to FINRA.

i. Finder’s Fees. There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any executive officer or director of the Company with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders.

ii. Payments Within Twelve (12) Months. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the date hereof, other than the payment to the Placement Agent as provided hereunder in connection with the Offering.

iii. Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

iv. FINRA Affiliation. There is no (i) officer or director of the Company, (ii) to the Company’s knowledge, beneficial owner of 10% or more of any class of the Company’s securities or (iii) to the Company’s knowledge, beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the submission of the confidential Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

F. Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

G. Restriction on Sales of Capital Stock. The Company, on behalf of itself and any successor entity, agrees that, for a period of six (6) months following the Closing Date of this Offering, it will not, directly or indirectly issue, offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any Class A Ordinary Shares or any securities convertible into, exercisable for, or exchangeable for Class A Ordinary Shares, other than securities issued pursuant to (i) a registration statement on Form S-8 or (ii) a shelf registration statement on Form F-3 with the prior written consent of the Placement Agent. The Company also agrees that, during the same six (6) month period, it will not enter into or consummate any financing or capital-raising transaction, including any equity line of credit, equity financing, convertible bond, convertible note, other equity-linked financing, or variable rate transaction, without the prior written consent of the Placement Agent.

H. Lock-Up Agreements. In connection with this Offering, each of Company’s officers, directors and certain holders of the Company’s share capital as set forth on Schedule II attached hereto (the “Restricted Holders”) shall deliver to the Placement Agent an executed lock-up agreement, mutually agreed upon by the Company and the Placement Agent and in the form attached as Exhibit A hereto (the “Lock-Up Agreement”). Pursuant to such lock-up agreements, such parties will agree, subject to customary exceptions, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale of, or otherwise transfer or dispose of, directly or indirectly, any Class A Ordinary Shares or any securities convertible into, exercisable for, or exchangeable for Class A Ordinary Shares, for a period of 180 days following the Closing Date of this Offering.

8. Conditions of the Obligations of the Placement Agent.

The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 7 hereof, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

A. Regulatory Matters.

i. Effectiveness of Registration Statement; Rule 424 Information. The Registration Statement is effective on the date of this Agreement, and, on the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Date shall have been made within the applicable time period prescribed for such filing by Rule 424.

ii. FINRA Clearance. On or before the Closing Date, the Placement Agent shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Placement Agent as described in the Registration Statement.

iii. Listing of Additional Shares. On or before the Closing Date, the Company shall have filed a notice with the Exchange with respect to the Company’s additional listing of the securities sold in the Offering.

B. Company Counsel Matters. On the Closing Date, the Placement Agent shall have received the favorable opinion and negative assurance letter of Ortoli Rosenstadt LLP, U.S. securities counsel for the Company; Ogier, Cayman Islands counsel for the Company, or of other counsels reasonably satisfactory to the Placement Agent, in each case dated the Closing Date and addressed to the Placement Agent, and in each case substantially in form and substance reasonably satisfactory to the Placement Agent.

C. Intentionally deleted.

D. Officers’ Certificate. On the Closing Date, the Placement Agent shall have received a certificate of the chief executive officer and chief financial officer of the Company, dated the Closing Date, to the effect that, (i) such officers have carefully examined the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Initial Sale Time and through the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Disclosure Package, as of the Initial Sale Time through the Closing Date, any Issuer Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading; and (ii) as of the Closing Date the representations and warranties of the Company contained herein and in the Securities Purchase Agreement were and are accurate in all material respects, and that the obligations to be performed by the Company hereunder have been fully performed in all material respects.

E. Secretary’s Certificate. On the Closing Date, the Placement Agent shall have received from the Company a certificate of the corporate secretary of the Company, dated the Closing Date, certifying to the organizational documents of the Company, good standing in the jurisdiction of formation of the Company and board resolutions authorizing the Offering of the Securities.

F. Intentionally deleted.

G. No Material Changes. Prior to and on the Closing Date: (i) there shall have been no Material Adverse Change or development involving a prospective Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any affiliates of the Company before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

H. Delivery of Agreements.

(i) Lock-Up Agreements. On or before the Closing Date, the Company shall have delivered to the Placement Agent executed copies of the Lock-Up Agreement from each of the Company’s officers, directors and the Restricted Holders.

I. Additional Documents. At the Closing Date, Placement Agent’s counsel shall have been furnished with such documents and opinions as it may require in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Placement Agent and Placement Agent’s counsel.

9. Indemnification and Contribution; Procedures.

A. Indemnification of the Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling such Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person hereafter is referred to as an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel for the Indemnified Persons, except as otherwise expressly provided in this Agreement) (collectively, the “Expenses”) and agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, the Disclosure Package, the Preliminary Prospectus, the Prospectus or in any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to Investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to Investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 9, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, any national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Placement Agent’s information. Any advancement shall be conditioned upon the recipient’s written undertaking to repay promptly any amounts ultimately determined by a court of competent jurisdiction in a final, non-appealable judgment, or agreed in a written settlement, not to be indemnifiable under this Agreement. For purposes of this Agreement, “Placement Agent’s Information” means only written information concerning the Placement Agent furnished by the Placement Agent to the Company expressly for inclusion in the applicable offering document and identified in writing by the Placement Agent as such; no other information shall be deemed to be Placement Agent’s Information. Each Indemnified Person is an intended third party beneficiary with the same rights to enforce the indemnification that each Indemnified Person would have if he was a party to this Agreement.

B. Procedure. Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 9 or otherwise to such Indemnified Person, except to the extent (and only to the extent) that its ability to assume the defense of any such action (as contemplated in the next sentence) is actually impaired by such failure or delay. The Company shall have the right, and shall if requested by the Placement Agent, assume the defense of any such action (including the employment of counsel reasonably satisfactory to the Placement Agent). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel for the benefit of the Placement Agent and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual or potential conflict of interest that prevents (or makes it imprudent for) the counsel engaged by the Company for the purpose of representing the Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel, it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (together with local counsel), representing the Placement Agent and all Indemnified Persons who are parties to such action. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person, acceptable to such Indemnified Party, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. Subject to the exclusions, repayment undertaking and enforcement-cost limitations in Section 9.A, the advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be satisfied by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 days following the date of any invoice therefor).

C. Indemnification of the Company. The Placement Agent agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all Liabilities, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package or Prospectus or any amendment or supplement thereto, in reliance upon, and in strict conformity with, the Placement Agent’s Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Disclosure Package or Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Placement Agent, the Placement Agent shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Placement Agent by the provisions of Section 9.B. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Securities or in connection with the Registration Statement, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, provided, that failure by the Company so to notify the Placement Agent shall not relieve the Placement Agent from any obligation or liability which the Placement Agent may have on account of this Section 9.C. or otherwise to the Company, except to the extent the Placement Agent is materially prejudiced as a proximate result of such failure.

D. Contribution. In the event that a court of competent jurisdiction makes a finding that indemnity is unavailable to any indemnified person, then each indemnifying party shall contribute to the Liabilities and Expenses paid or payable by such indemnified person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that, subject to the exclusions in Section 9.A, in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of commissions actually received by the Placement Agent pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this subsection (D) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (D). For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as: (a) the total value received by the Company in the Offering, whether or not such Offering is consummated, bears to (b) the commissions paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

E. Limitation. No Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered pursuant to this Agreement, the transactions contemplated hereby, or such Indemnified Person’s actions or inactions in connection therewith, except to the extent that the Company’s Liabilities or Expenses are caused by such Indemnified Person’s gross negligence, willful misconduct, fraud or material breach of this Agreement. This Section 9.E and Section 10 shall not limit the Placement Agent’s express indemnification or contribution obligations under this Section 9, and shall not be construed to require that the relevant conduct be the sole or primary cause of the Company’s loss.

F. Survival. The advancement, reimbursement, indemnity and contribution obligations set forth in this Section 9 shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement. Each Indemnified Person is an intended third-party beneficiary of this Section 9, and has the right to enforce the provisions of Section 9 as if he/she/it was a party to this Agreement.

10. Limitation of Placement Agent Liability to the Company.

Neither the Placement Agent nor any of its affiliates or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract or tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the services rendered hereunder, except to the extent caused by the gross negligence, willful misconduct, fraud or material breach of this Agreement by the person seeking the benefit of this limitation. This Section 10 is subject to Section 9.E and shall not limit the Placement Agent’s express indemnification or contribution obligations under Section 9. Neither this Section 10 nor Section 9.E requires that the relevant conduct be the sole or primary cause of the loss.

11. Limitation of Engagement to the Company.

The Company acknowledges that the Placement Agent has been retained only by the Company, that the Placement Agent is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of the Placement Agent is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against the Placement Agent or any of its affiliates, or any of its respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents. Unless otherwise expressly agreed in writing by the Placement Agent, no one other than the Company is authorized to rely upon any statement or conduct of the Placement Agent in connection with this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by the Placement Agent to the Company in connection with the Placement Agent’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. The Placement Agent shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by the Placement Agent. If any purchase agreement and/or related transaction documents are entered into between the Company and the investors in the Offering, the Placement Agent will be entitled to rely on the representations, warranties, agreements and covenants of the Company contained in any such purchase agreement and related transaction documents as if such representations, warranties, agreements and covenants were made directly to the Placement Agent by the Company.

12. Amendments and Waivers.

No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

13. Confidentiality.

In the event of the consummation or public announcement of any Offering, the Placement Agent shall have the right to disclose its participation in such Offering, including, without limitation, the placement at its cost of “tombstone” advertisements in financial and other newspapers and journals. The Placement Agent agrees not to use any confidential information concerning the Company provided to the Placement Agent by the Company for any purposes other than those contemplated under this Agreement.

14. Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

15. Counterparts.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. The words “execution,” “signed” and “signature” and words of like import in this Agreement and all documents relating thereto, shall (to the extent permissible under governing documents) include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including, without limitation, the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law.

16. Severability.

The invalidity, illegality or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity, legality or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid, illegal or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

17. Use of Information.

The Company will furnish the Placement Agent such written information as the Placement Agent reasonably requests in connection with the performance of its services hereunder. The Company understands, acknowledges and agrees that, in performing its services hereunder, the Placement Agent will use and rely entirely upon such information as well as publicly available information regarding the Company and other potential parties to an Offering and that the Placement Agent does not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Company or otherwise relevant to an Offering, including, without limitation, any financial information, forecasts or projections considered by the Placement Agent in connection with the provision of its services.

18. Absence of Fiduciary Relationship.

The Company acknowledges and agrees that: (a) the Placement Agent has been retained solely to act as Placement Agent in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or is advising the Company on other matters; (b) the Purchase Price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Investors and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) it has been advised that the Placement Agent is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Placement Agent, and not on behalf of the Company and that the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the Offering.

19. Survival of Indemnities, Representations, Warranties, Etc.

The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Securities. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 5, the payment, reimbursement, indemnity, contribution, advancement and limitation of liability agreements contained in Sections 2, 9, 10, and 11, and the Company’s covenants, representations, and warranties set forth in this Agreement, shall not terminate and shall remain in full force and effect at all times. The indemnity and contribution provisions contained in Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any of the Placement Agent, any person who controls either of the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of the Placement Agent, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Securities. Notwithstanding the foregoing, all survival under this Section 19 is subject to the express limitations, termination consequences and contractual periods set forth in Sections 2, 5 and 9; no provision of this Section 19 shall preserve any tail fee right or right of first refusal extinguished upon termination for Cause, revive an expired restriction or create any entitlement to an unearned fee.

20. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein, without regard to its choice of law provisions. Any disputes that arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City and County of New York, Borough of Manhattan. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City and County of New York, Borough of Manhattan. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and County of New York, Borough of Manhattan.

21. Notices.

All communications hereunder shall be in writing and shall be mailed or hand delivered and confirmed to the parties hereto as follows:

If to the Company:

Megan Holdings Limited

B-01-07, Gateway Corporate Suites

Gateway Kiaramas

No.1, Jalan Desa Kiara

50480 Mont Kiara

Kuala Lumpur, Malaysia

Attention: Hoo Wei Sern, CEO

If to the Placement Agent:

Prime Number Capital, LLC

27F 12E 49th Street

New York, NY 10017

Attention: Shenghui Yang

Any party hereto may change the address for receipt of communications by giving written notice to the others.

22. Miscellaneous.

This Agreement constitutes the entire agreement of the Placement Agent and the Company, and supersedes any prior agreements, with respect to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of this Agreement shall remain in full force and effect.

23. Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 9 hereof, and to their respective successors, and personal representatives, and, except as set forth in Section 9 of this Agreement, no other person will have any right or obligation hereunder.

[SIGNATURE PAGE TO FOLLOW]

In acknowledgment that the foregoing correctly sets forth the understanding reached by the Placement Agent and the Company, and intending to be legally bound, please sign in the space provided below, whereupon this letter shall constitute a binding agreement as of the date executed.

Very truly yours,

Megan Holdings Limited

By:
Name:	Hoo Wei Sern
Title:	Chief Executive Officer

Confirmed as of the date first written above:

PRIME NUMBER CAPITAL, LLC

By:
Name:	Shenghui Yang
Title:	Chief Executive Officer

[Signature Page to Placement Agency Agreement]

SCHEDULE I

Issuer General Use Free Writing Prospectuses

None.

SCHEDULE II

Restricted Holders

Name	Relationship
Hoo Wei Sern	CEO, Director
Ng Kai Tie	CFO
Phua Zhi Yong	Independent Director
Tse Yin Sum	Independent Director
Lai Yee Yee	Independent Director
SSL	5% Shareholder

Exhibit A

Lock-Up Agreement

October 27, 2026

Prime Number Capital, LLC

27F 12E 49th Street

New York, NY 10017

Ladies and Gentlemen:

The undersigned understands that Prime Number Capital, LLC (the “Placement Agent”) proposes to enter into a Placement Agency Agreement (the “Agreement”) with Megan Holdings Limited (the “Company”), providing for the public offering (the “Public Offering”) of up to 15,000,000 Class A Ordinary Shares of the Company at a public offering price of US$0.50 per share, for aggregate gross proceeds of up to US$7,500,000. To induce the Placement Agent to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Placement Agent, the undersigned will not, and will cause all affiliates (as defined in Rule 144 promulgated under the Securities Act of 1933, as amended) of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned not to, during the period commencing on the closing date of the Public Offering and ending six (6) months thereafter (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Class A Ordinary Shares, any securities convertible into or exercisable or exchangeable for Class A Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities; (3) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to any Class A Ordinary Shares owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission, whether any such transaction described in clause (1), (2) or (3) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (4) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (5) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

No provision in this agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into Class A Ordinary Shares, as applicable; provided that the undersigned does not transfer the Class A Ordinary Shares acquired on such exercise, exchange or conversion during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this lock-up agreement. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period); provided that no Lock-Up Securities may be sold within the Lock-Up Period pursuant to any such “10b5-1” plan. The undersigned understands that the Company and the Placement Agent are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

This lock-up agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns (which do not include any investors in the offering referenced herein) and is not for the benefit of, nor may any provisions hereof be enforced by, any other person (including any investors in the offering referenced herein).

The undersigned understands that, if the Agreement is terminated prior to payment for and delivery of the securities to be sold in the Public Offering, then this lock-up agreement shall be void and of no further force or effect.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Agreement, the terms of which are subject to negotiation between the Company and the Placement Agent.

[SIGNATURE PAGE TO FOLLOW]

Very truly yours,

Name of Restricted Holder: [●]

By:
Name:	[●]
Title:	[●]
Date:	[●]

[Signature Page to Lock-Up Agreement]